UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 14, 2011
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Credit Facility

On October 18, 2011, Colonial Commercial Corp. and certain of its subsidiaries (the “Company”), and KeyBank National Association (“KeyBank”) entered into a three-year Credit and Security Agreement (the “KeyBank Agreement”) that refinanced and replaced the Company’s prior credit facility with Wells Fargo Bank.

The KeyBank financing is a revolving loan facility under which the Company may borrow up to the lesser of (i) $15,000,000 or (ii) 85% of eligible accounts receivable, plus 55% (but not more than $6,500,000) of the lower of cost or market (whichever is lower) of eligible inventory, less designated reserves. Borrowings bear interest at 2.75% above the Eurodollar rate or 0.25% above the base rate, and are secured by a first lien on substantially all of the Company’s assets.

The KeyBank Agreement requires that the Company maintain a consolidated net worth of at least $2,800,000, and that the Company maintain a fixed charge coverage ratio of 1.00 to 1.00 from October 31, 2011 through September 29, 2012 and 1.10 to 1.00 from and after September 30, 2012. The KeyBank Agreement includes additional covenants and other provisions.

Termination of Prior Credit Facility

In connection with the KeyBank financing, the Company and Wells Fargo Bank by letter agreement dated October 18, 2011 terminated their Credit Agreement dated July 28, 2004, as amended, and the Company on the same date paid to Wells Fargo Bank $11,061,842.98 to repay the Company’s outstanding indebtedness to Wells Fargo Bank and $53,976 in fees and related costs.

Amended and Restated Schedule 1 to the Goodman Promissory Note

On October 14, 2011, Universal Supply Group, Inc., a wholly owned subsidiary of Colonial Commercial Corp. (“Universal”), and Goodman Company, L.P. and certain of its affiliates (“Goodman”), entered into a second amended and restated Schedule 1 (“Amendment and Restatement No. 2”) to the Promissory Note dated March 24, 2010 in the original principal amount of $2,000,000 by Universal to the order of Goodman ("Promissory Note"). Goodman is a supplier to the Company. As of October 14, 2011, the principal amount of the Promissory Note was $1,320,074.

As initially executed on March 24, 2010, and as amended and restated on April 13, 2011, Schedule 1 provided that from April 2011 to February 2013 the principal of the Promissory Note was to be repaid on a five-year amortization schedule, with the balance of the Promissory Note to be repaid in March 2013. Schedule 1, as amended and restated by Amendment and Restatement No. 2, provides that from November 2011 to October 2014 the principal of the Promissory Note is to be repaid on a five-year amortization schedule, with the balance of the Promissory Note to be repaid in November 2014.

Intercreditor and Lien Subordination Agreement; Note Amendment

In connection with the KeyBank Agreement, Goodman, Universal and KeyBank entered into an Intercreditor and Lien Subordination Agreement dated as of October 18, 2011. The Intercreditor and Lien Subordination Agreement sets forth among other things the relative priorities of the security interests of KeyBank and Goodman in the assets of the Company.

Subordination Agreements

In connection with the KeyBank Agreement, Goldman Associates of New York, Inc., William Pagano and certain other holders of promissory notes of the Company in the aggregate principal amount of $1,099,139 entered into subordination agreements dated as of October 18, 2011 in favor of KeyBank. Michael Goldman is the Chief Executive Officer and majority shareholder of Goldman Associates of New York, Inc. and is also Chairman of the Company. Mr. Pagano is the Chief Executive Officer of the Company.

The foregoing information set forth in this Item 1.01 does not constitute a complete summary of the terms of the agreements, instruments and documents referred to herein. Reference is made to the complete text of these agreements, instruments and documents, the forms of which are filed as an exhibit to this Form 8-K.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The disclosures required by this item are included in Item 1.01 and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosures required by this item are included in Item 1.01 and are incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 19, 2011, the Company issued a press release regarding the credit facility. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.01 and is hereby incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.01) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Form of Credit and Security Agreement dated October 18, 2011 by and among Colonial Commercial Corp., Universal Supply Group, Inc., The RAL Supply Group, Inc., S&A Supply, Inc. and KeyBank National Association, filed herewith.

10.02
Form of Revolving Credit Note dated October 18, 2011 by and among Colonial Commercial Corp., Universal Supply Group, Inc., The RAL Supply Group, Inc., S&A Supply, Inc. and KeyBank National Association, filed herewith.

10.03
Promissory Note dated March 24, 2010 by and among Goodman, L.P., Goodman Manufacturing Company, L.P. and Goodman Sales Company, and Universal Supply Group, Inc., incorporated herein by reference from Exhibit 10.02 to the Company’s Form 8-K filed on March 26, 2010 (“Promissory Note”).

10.04	Amendment and Restatement No. 1 dated April 13, 2011 of Schedule 1 to the Promissory Note, incorporated herein by reference from Exhibit 10.02 to the Company’s Form 8-K filed on April 13, 2011.

10.05	Form of Amendment and Restatement No. 2 dated October 14, 2011 of Schedule 1 to the Promissory Note, filed herewith.

10.06
Form of Intercreditor and Lien Subordination Agreement dated October 18, 2011 by and among Universal Supply Group, Inc., KeyBank National Association and Goodman Manufacturing Company, L.P., Goodman Company, L.P., and Goodman Sales Company, filed herewith.

10.07	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and Rita Folger, filed herewith.

10.08	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and Goldman Associates of New York, Inc., filed herewith.

10.09	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and John A. Hildebrandt, filed herewith.

10.10	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and Paul Hildebrandt, filed herewith.

10.11	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and William Pagano, filed herewith.

10.12	Letter agreement by and among The RAL Supply Group, Inc., Universal Supply Group, Inc., S&A Supply, Inc and Wells Fargo Bank, National Association, dated October 18, 2011, filed herewith.

99.01	New Release dated October 19, 2011, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

/s/ William Salek
William Salek
Date: October 20, 2011	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Form of Credit and Security Agreement dated October 18, 2011 by and among Colonial Commercial Corp., Universal Supply Group, Inc., The RAL Supply Group, Inc., S&A Supply, Inc. and KeyBank National Association, filed herewith.

10.02
Form of Revolving Credit Note dated October 18, 2011 by and among Colonial Commercial Corp., Universal Supply Group, Inc., The RAL Supply Group, Inc., S&A Supply, Inc. and KeyBank National Association, filed herewith.

10.03
Promissory Note dated March 24, 2010 by and among Goodman, L.P., Goodman Manufacturing Company, L.P. and Goodman Sales Company, and Universal Supply Group, Inc., incorporated herein by reference from Exhibit 10.02 to the Company’s Form 8-K filed on March 26, 2010 (“Promissory Note”).

10.04	Amendment and Restatement No. 1 dated April 13, 2011 of Schedule 1 to the Promissory Note, incorporated herein by reference from Exhibit 10.02 to the Company’s Form 8-K filed on April 13, 2011.

10.05	Form of Amendment and Restatement No. 2 dated October 14, 2011 of Schedule 1 to the Promissory Note, filed herewith.

10.06
Form of Intercreditor and Lien Subordination Agreement dated October 18, 2011 by and among Universal Supply Group, Inc., KeyBank National Association and Goodman Manufacturing Company, L.P., Goodman Company, L.P., and Goodman Sales Company, filed herewith.

10.07	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and Rita Folger, filed herewith.

10.08	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and Goldman Associates of New York, Inc., filed herewith.

10.09	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and John A. Hildebrandt, filed herewith.

10.10	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and Paul Hildebrandt, filed herewith.

10.11	Form of Subordination Agreement dated October 18, 2011 by and between Colonial Commercial Corp., KeyBank National Association, and William Pagano, filed herewith.

10.12	Letter agreement by and among The RAL Supply Group, Inc., Universal Supply Group, Inc., S&A Supply, Inc and Wells Fargo Bank, National Association, dated October 18, 2011, filed herewith.

99.01	New Release dated October 19, 2011, filed herewith.